Net Loss Per Share	3 Months Ended
Mar. 28, 2015
Earnings Per Share [Abstract]
Net Loss Per Share
8.	NET LOSS PER SHARE

Immediately prior to the consummation of the Company’s IPO, the Company did not have outstanding common stock. In conjunction with the IPO, Summit Inc. sold 25,555,555 shares of Class A shares common stock to the public and issued 1,029,183 shares of Class A common stock in conjunction with the purchase of the noncontrolling interest of Continental Cement. The outstanding warrants and stock options granted in connection with the IPO are excluded from the calculations below as they would have an antidilutive effect as the Company had a net loss during the period. The number of antidilutive shares was 1,746,210 for the three months ended March 28, 2015.